-----------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                              November 14, 1997


                       FIRSTPLUS Investment Corporation
           ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



               Nevada                   333-26527             75-2596063
   ------------------------------       ------------     -------------------
   (State or Other Jurisdiction         (Commission      (I.R.S. Employer
   of Incorporation)                    File Number)     Identification No.)


       3773 Howard Hughes Parkway
               Suite 300N
            Las Vegas, Nevada                                 89109
       --------------------------                      -------------------
         (Address of Principal                              (Zip Code)
           Executive Offices)

     Registrant's telephone number, including area code:  (702) 866-2236


                                   No Change
       -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)





     Item 5.  Other Events./F1/
              ------------

     Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters (the "Representative") and by Banc One Capital Corporation, in respect of
FIRSTPLUS Home Loan Owner Trust 1997-4, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class M-1 and Class M-2 Notes (the "Notes"). The Notes are being offered pursuant to a Prospectus Supplement, dated November 14, 1997, and a Prospectus, dated September 10, 1997 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Securities have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-26527) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.


     Each  set  of  Computational  Materials  were  prepared  solely  by  the
Representative and by Banc One Capital Corporation, respectively, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Representative) in the preparation of the Computational Materials.

     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.





----------------------
     /F1/ Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.



          Item 7.   Financial Statements; Pro Forma Financial Information and
                    ---------------------------------------------------------
                    Exhibits.
                    --------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               99.1      Computational Materials. (P)




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRSTPLUS Investment Corporation



                              By:  /s/ Lee F. Reddin
                                  -----------------------------------------
                                  Name:  Lee F. Reddin
                                  Title: Vice President




Dated:  November 17, 1997





                                EXHIBIT INDEX
                                -------------




Exhibit No.                   Description                   Page No.
-----------                   -----------                   --------


99.1                          Computational Materials           P








                 EXHIBIT 99.1     COMPUTATIONAL MATERIALS (P)